UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________________________________________________
FORM 8-K
_______________________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 13, 2015
 _______________________________________________
EZCORP, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________________________

Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1901 Capital Parkway, Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
_______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 — NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING
On August 13, 2015, EZCORP, Inc. (“we” or the “company”) received a written notice from The Nasdaq Stock Market stating that, due to the failure to timely file our Quarterly Report on Form 10-Q for the third quarter of fiscal 2015, we do not comply with Nasdaq Listing Rule 5250(c)(1). This notice was expected and follows a similar notice that we received on May 14, 2015 relating to the failure to timely file our Quarterly Report on Form 10-Q for the second quarter of fiscal 2015.
As previously disclosed, on July 13, 2015, we submitted a plan to regain compliance and requested an exception to Rule 5250(c)(1) pending completion of that plan. On July 22, 2015, we received notification that the Nasdaq Staff has granted us an exception subject to the condition that, on or before November 9, 2015, we must have filed all delinquent filings with the Securities and Exchange Commission (the "SEC") as required by Rule 5250(c)(1). We currently believe that we will be able to regain compliance within the timeframe allowed by the exception.
On August 18, 2015, as required by Nasdaq, we issued a press release announcing the receipt of the additional deficiency notice. A copy of that press release is filed as Exhibit 99.1.
Forward-Looking Statement — The statement above regarding our ability to regain compliance within the timeframe allowed by the exception granted by the Nasdaq Staff is a forward-looking statement that is based on our current expectations.  Actual results could differ materially from those expressed or implied by the forward-looking statement due to a number of uncertainties and other factors, including the timing of the completion of our review and analysis of accounting issues in our Grupo Finmart loan portfolio.  For a discussion of this and other factors affecting our business and prospects, see our annual, quarterly and other reports filed with the SEC.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

99.1	Press release, dated August 18, 2015, announcing receipt of additional delinquency notice from The Nasdaq Stock Market

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date: August 18, 2015	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated August 18, 2015, announcing receipt of additional delinquency notice from The Nasdaq Stock Market

3